UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2009
MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation or organization)

000-51826 (Commission File Number)	47-0956945 (I.R.S. Employer Identification No.)
Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)
(604) 684-1099
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
In connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”), Mercer International Inc. (the “Company”) is filing this Current Report on Form 8-K with the SEC to update the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 2, 2009 (the “2008 Form 10-K”) to reflect, for all periods presented, the retrospective adoption, effective January 1, 2009, of Financial Accounting Standards Board Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (“FAS 160”).
FAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary, previously referred to as minority interest. Among other matters, FAS 160 requires that noncontrolling interests be reported within the equity section of the balance sheet and that the amounts of consolidated net income or loss and consolidated comprehensive income or loss attributable to the parent company and the noncontrolling interests be clearly presented separately in the consolidated financial statements. Also, pursuant to FAS 160, where appropriate, losses will be allocated to noncontrolling interests even when that allocation may result in a deficit equity balance. While the accounting provisions of FAS 160 are being applied prospectively beginning January 1, 2009, the presentation and disclosure requirements have been applied retrospectively. Upon adoption of FAS 160, the Company reclassified minority interests in its consolidated balance sheet from other noncurrent liabilities to noncontrolling interest in the equity section. Additionally, the Company changed the way noncontrolling interests are presented within the consolidated statement of operations such that the statement of operations reflects results attributable to both the Company’s interests and noncontrolling interests. The results attributable to the Company’s interests did not change upon the adoption of FAS 160.
On May 1, 2009 and July 31, 2009, the Company filed Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009, respectively (collectively, the “2009 Form 10-Qs”), which reflected the adoption of FAS 160 as further described in the notes to the interim consolidated financial statements included in those filings.
The following sections of the 2008 Form 10-K are being updated in this Current Report on Form 8-K to reflect the retrospective adoption of FAS 160 (such sections are filed as Exhibit 99.1 hereto and incorporated by reference herein):
•	Part II— Item 8. Financial Statements and Supplementary Data.
•	Part II— Item 9A. Controls and Procedures.
The Company has included the entire text of the affected sections. No sections of the 2008 Form 10-K other than as identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements and the reclassification of certain prior year amounts to conform to current presentation. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the 2009 Form 10-Qs and the Company’s other filings with the SEC. Other filings contain important information regarding events, developments and updates to certain events and expectations of the Company that have occurred since the filing of the 2008 Form 10-K and the 2009 Form 10-Qs.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements and Supplementary Data from Mercer International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: October 19, 2009

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements and Supplementary Data from Mercer International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008